SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 17, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                RSV BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                   0-49696                  23-3102103
----------------------------          ----------               -------------
(State or other jurisdiction          (File No.)               (IRS Employer
     of incorporation)                                    Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania               15212
  --------------------------------------------               -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.01 Change in Registrant's Certifying Accountant
          --------------------------------------------

         On February 17, 2005, the Audit Committee of the Registrant's Board of Directors approved the dismissal of Parente Randolph, LLC ("Parente Randolph") as the Registrant's independent certifying accountant. The Audit Committee's decision was ratified by the Board of Directors as a whole.

         Parente Randolph's reports on the Registrant's consolidated financial statements for the fiscal years ended September 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with audits of the fiscal years ended September 30, 2004 and 2003 and review of financial statements for the quarter ended December 31, 2004, there were no disagreements or reportable events between the Registrant and Parente Randolph on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Parente Randolph, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

         Effective February 17, 2005, the Registrant engaged Beard Miller Company as its new independent certifying accountant. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with Beard Miller Company regarding any of the matters or events set forth in Item 304(a)(2)(i) or(ii) of Regulation S-B.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------



     Exhibit
     Number         Description
     ------         -----------
       16           Letter of concurrence from Parente Randolph, LLC
                    regarding change in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              RSV Bancorp, Inc.



Date: March 8, 2005                           By:  /s/Gerard R. Kunic
                                                   --------------------------
                                                   Gerard R. Kunic, President